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                                EXHIBIT 10(b)

                        CONSENT OF INDEPENDENT COUNSEL
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                                                                   EXHIBIT 10(b)

                        CONSENT OF INDEPENDENT COUNSEL

        [TRANSMITTED ON SUTHERLAND, ASBILL & BRENNAN, L.L.P. LETTERHEAD]




                                 April 24, 1997


VIA EDGARLINK

Board of Directors
Canada Life Insurance Company of New York
500 Mamaroneck Avenue
Harrison, New York  10528

Ladies and Gentlemen:

         We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 11 to the registration statement on Form N-4 for the Canada Life of New York Variable Annuity Account 1 (File No. 33-32199). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                           Very truly yours,

                                           SUTHERLAND, ASBILL & BRENNAN, L.L.P.




                                           By: /s/ Stephen E. Roth
                                               --------------------------------
                                               Stephen E. Roth